Exhibit 99.1
MeridianLink Reports Third Quarter 2023 Results
Revenue of $76.5 million grows 7% year-over-year driven by lending software solutions revenue of $58.9 million, reflecting growth of 12% year-over-year

COSTA MESA, Calif., November 1, 2023 — MeridianLink, Inc. (NYSE: MLNK), a leading provider of modern software platforms for financial institutions and consumer reporting agencies, today announced financial results for the third quarter ended September 30, 2023.

“Q3 was another solid quarter of execution, and the strategic key drivers of our business continue to yield consistent performance,” said Nicolaas Vlok, chief executive officer of MeridianLink. “We are continuously improving MeridianLink® One through product innovation and value-added partner integrations. In addition, we have a talented Go-to-Market team capturing strong demand as financial institutions invest in enhancing the consumer experience through improving their digital capabilities.”

Quarterly Financial Highlights:
•Revenue of $76.5 million, an increase of 7% year-over-year
•Lending software solutions revenue of $58.9 million, an increase of 12% year-over-year
•Operating income of $5.6 million, or 7% of revenue, and non-GAAP operating income of $14.0 million, or 18% of revenue
•Net loss of $(2.1) million, or (3)% of revenue, and adjusted EBITDA of $29.8 million, or 39% of revenue
•Cash flows from operations of $21.3 million, or 28% of revenue, and free cash flow of $18.8 million, or 25% of revenue

Business and Operating Highlights:
•MeridianLink® captured strong demand for MeridianLink One, as demonstrated by an impressive roster of new logo and cross-sell wins, including a solid bookings quarter in mortgage lending.
•The Company launched its new point-of-sale solution, MeridianLink® Access, for MeridianLink® Consumer and MeridianLink® Mortgage, to provide enhanced configurability and a more personalized consumer experience.
•MeridianLink continued to innovate in the data and analytics space by launching MeridianLink® Data Connect, a solution that brings transactional data in-house for the customer to gain more insightful reporting, and expanding MeridianLink® Insight, our business intelligence tool, to integrate with MeridianLink® Engage and MeridianLink® Collect.
•The Company integrated with a variety of leading partner solutions such as Experian’s Verify™ and PowerCurve®, designed to automate loan approvals and decisioning, as well as Cox Automotive’s Dealertrack®, a comprehensive suite of indirect lending solutions for the auto industry’s largest dealer-lender network.

Business Outlook
Based on information as of today, November 1, 2023, the Company issues fourth quarter financial guidance and reaffirms full year 2023 financial guidance as follows:

Fourth Quarter Fiscal 2023:
•Revenue is expected to be in the range of $73.0 million to $77.0 million
•Adjusted EBITDA is expected to be in the range of $22.0 million to $26.0 million

Full Year 2023:
•Revenue is expected to be in the range of $302.0 million to $306.0 million
•Adjusted EBITDA is expected to be in the range of $104.0 million to $108.0 million

Conference Call Information
MeridianLink will hold a conference call to discuss our third quarter results today, November 1, 2023, at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). The conference call can be accessed by dialing (888) 259-6580 from North America toll-free or the International number of (416) 764-8624 with Conference ID 96695077. A live webcast of the conference call can be accessed from the investor relations page of MeridianLink’s website at ir.meridianlink.com. An archived replay of the webcast will be available at the same website following the conclusion of the call. A telephonic replay will be available until 8:59 p.m. Pacific Time (11:59 p.m. Eastern Time) on Wednesday, November 8, 2023, by dialing (877) 674-7070 from North America or the International number of (416) 764-8692 with Playback Passcode 695077.
For More Information:
Press Contact
Becky Frost
(714) 784-5839
Media@meridianlink.com

Investor Relations Contact
Gianna Rotellini
(714) 332-6357
InvestorRelations@meridianlink.com

About MeridianLink
MeridianLink® (NYSE: MLNK), headquartered in Costa Mesa, California, powers digital lending and account opening for financial institutions and provides data verification solutions for consumer reporting agencies. MeridianLink’s scalable, cloud-based platforms help customers build deeper relationships with consumers through data-driven, personalized experiences across the entire lending life cycle.

MeridianLink enables customers to accelerate revenue growth, reduce risk, and exceed consumer expectations through seamless digital experiences. Its partner marketplace supports hundreds of integrations for tailored innovation. For more than 20 years, MeridianLink has prioritized the democratization of lending for consumers, businesses, and communities.

Learn more at www.meridianlink.com.

Operational Measures Definitions
We reference bookings, which is an internal operational measure of the business. Bookings is defined as the total of the minimum annual contracted value for newly sold capabilities of our software-as-a-service, or SaaS, products over a given time period, inclusive of any corresponding vendor fees owed to Third Parties.

Non-GAAP Financial Measures
To supplement the financial measures presented in accordance with generally accepted accounting principles, or GAAP, we provide certain non-GAAP financial measures, such as adjusted EBITDA and adjusted EBITDA margin; non-GAAP operating income (loss); non-GAAP net income (loss); non-GAAP cost of revenue; non-GAAP sales and marketing expenses; non-GAAP research and development expenses; non-GAAP general and administrative expenses; and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Rather, we believe that these non-GAAP financial measures, when viewed in addition to and not in lieu of our reported GAAP financial results, provide investors with additional meaningful information to assess our financial performance and trends, enable comparison of financial results between periods, and allow for greater transparency with respect to key metrics utilized internally in analyzing and operating our business. The following definitions are provided:
•Non-GAAP operating income (loss): GAAP operating income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs, and sponsor and third-party acquisition-related costs.

•Non-GAAP net income (loss): GAAP net income (loss), excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, restructuring related costs, sponsor and third-party acquisition-related costs, and the effect of income taxes on non-GAAP items. The effects of income taxes on non-GAAP items reflect a fixed long-term projected tax rate of 24%.

The Company employs a structural long-term projected non-GAAP income tax rate of 24% for greater consistency across reporting periods, eliminating effects of items not directly related to the Company's operating structure that may vary in size and frequency. This long-term projected non-GAAP income tax rate is determined by analyzing a mix of historical and projected tax filing positions, assumes no additional acquisitions during the projection period, and takes into account various factors, including the Company’s anticipated tax structure, its tax positions in different jurisdictions, and current impacts from key U.S. legislation where the Company operates. We will reevaluate this tax rate, as necessary, for significant events such as significant alterations in the U.S. tax environment, substantial changes in the Company’s geographic earnings mix due to acquisition activity, or other shifts in the Company’s strategy or business operations.

•Adjusted EBITDA: net income (loss) before interest expense, taxes, depreciation and amortization, share-based compensation expense, employer payroll taxes on employee stock transactions, restructuring related costs, sponsor and third-party acquisition related costs, and deferred revenue reductions from purchase accounting for acquisitions prior to the adoption of ASU 2021-08, “Business Combinations (Topic 805): Accounting for Contract Assets and Contract Liabilities from Contracts with Customers,” which we early adopted on January 1, 2022 on a prospective basis. As of September 30, 2023, the remaining deferred revenue from acquisitions prior to the adoption of ASU 2021-08 was less than $0.1 million, which will be recognized on a straight line basis through December 31, 2023.

•Non-GAAP cost of revenue: GAAP cost of revenue, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and amortization of developed technology.

•Non-GAAP operating expenses: GAAP operating expenses, excluding the impact of share-based compensation, employer payroll taxes on employee stock transactions, and depreciation and amortization, as applicable.

•Free cash flow: GAAP cash flow from operating activities less GAAP purchases of property and equipment (Capital Expenditures) and capitalized costs related to developed technology (Capitalized Software).
Reconciliations to comparable GAAP financial measures are available in the accompanying schedules, which are posted as part of this earnings release on our website. No reconciliation is provided with respect to certain forward-looking non-GAAP financial measures as the GAAP measures are not accessible on a forward-looking basis. We cannot reliably predict all necessary components or their impact to reconcile such financial measures without unreasonable effort. The events necessitating a non-GAAP adjustment are inherently unpredictable and may have a significant impact on our future GAAP financial results.

Forward-Looking Statements
This release contains, and our above-referenced conference call and webcast will contain, statements which are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Generally, these statements can be identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions, although not all forward-looking statements contain these identifying words. Further, statements describing our strategy, outlook, guidance, plans, intentions, or goals are also forward-looking statements. These forward-looking statements reflect our predictions, expectations, or forecasts, including, but not limited to, statements regarding, and guidance with respect to, our strategy, our future financial and operational performance, future economic and market conditions, our strategic initiatives, including anticipated benefits and integration of an acquisition, our stock repurchase program, including the execution and amount of repurchases, our restructuring plan, including expected associated timing, benefits, and costs, our ability to retain and attract customers and product partners, potential losses related to any commercial disputes, our development or delivery of new or enhanced solutions and anticipated results of those solutions for our customers, our ability to effectively implement, integrate, and service our customers, our market size and growth opportunities, our competitive positioning, projected costs, technological capabilities and plans, and objectives of management. Actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation, risks related to our business and industry, as well as those set forth in Item 1A. Risk Factors, or elsewhere, in our Annual Report on Form 10-K for the most recently ended fiscal year, any updates in our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K, and our other SEC filings. These forward-looking statements are based on reasonable assumptions as of the date hereof. The plans, intentions, or expectations disclosed in our forward-looking statements may not be achieved, and you should not rely upon forward-looking statements as predictions of future events. We undertake no obligation, other than as required by applicable law, to update any forward-looking statements, whether as a result of new information, future events, or otherwise.

Condensed Consolidated Balance Sheets
(unaudited)
(in thousands, except share and per share data)

	As of
	September 30, 2023	December 31, 2022

Assets
Current assets:
Cash and cash equivalents	$97,560	$55,780
Accounts receivable, net	33,996	32,905
Prepaid expenses and other current assets	12,640	9,447
Escrow deposit	—	30,000
Total current assets	144,196	128,132
Property and equipment, net	3,651	4,245
Right of use assets	1,407	2,185
Intangible assets, net	262,791	297,475
Deferred tax assets, net	18,201	13,939
Goodwill	609,333	608,657
Other assets	5,738	4,524
Total assets	$1,045,317	$1,059,157

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,847	$1,249
Accrued liabilities	34,159	32,500
Deferred revenue	26,694	16,945
Current portion of long-term debt, net of debt issuance costs	3,548	3,505
Total current liabilities	69,248	54,199
Long-term debt, net of debt issuance costs	420,921	423,404
Long-term deferred revenue	692	1,141
Other long-term liabilities	690	1,322
Total liabilities	491,551	480,066
Commitments and contingencies
Stockholders’ Equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized; zero shares issued and outstanding at September 30, 2023 and December 31, 2022	—	—
Common stock, $0.001 par value; 600,000,000 shares authorized, 79,627,213 and 80,644,452 shares issued and outstanding at September 30, 2023 and December 31, 2022, respectively	130	128
Additional paid-in capital	644,854	621,396
Accumulated deficit	(91,218)	(42,433)
Total stockholders’ equity	553,766	579,091
Total liabilities and stockholders’ equity	$1,045,317	$1,059,157

Condensed Consolidated Statements of Operations
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues, net	$76,488	$71,754	$229,038	$217,495
Cost of revenues:
Subscription and services	22,488	23,812	69,973	68,292
Amortization of developed technology	4,524	4,003	13,488	11,287
Total cost of revenues	27,012	27,815	83,461	79,579
Gross profit	49,476	43,939	145,577	137,916
Operating expenses:
General and administrative	23,218	21,423	70,182	60,416
Research and development	11,248	11,518	36,814	30,414
Sales and marketing	9,441	6,311	26,212	16,519
Acquisition related costs	—	163	—	2,549
Restructuring related costs	—	—	3,621	—
Total operating expenses	43,907	39,415	136,829	109,898
Operating income	5,569	4,524	8,748	28,018
Other (income) expense, net:
Interest and other income	(1,342)	(327)	(2,596)	(706)
Interest expense	9,780	6,855	28,127	16,649
Total other expense, net	8,438	6,528	25,531	15,943
(Loss) income before (benefit from) provision for income taxes	(2,869)	(2,004)	(16,783)	12,075

(Benefit from) provision for income taxes	(800)	890	(3,818)	5,318
Net (loss) income	$(2,069)	$(2,894)	$(12,965)	$6,757

Net (loss) income per share:
Basic	$(0.03)	$(0.04)	$(0.16)	$0.08
Diluted	$(0.03)	$(0.04)	$(0.16)	$0.08
Weighted average common stock outstanding:
Basic	81,073,915	80,659,320	80,883,310	80,353,399
Diluted	81,073,915	80,659,320	80,883,310	82,364,835

Net Revenues by Major Source
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Subscription fees	$64,613	$61,861	$194,788	$188,860
Professional services	8,706	7,293	26,143	21,070
Other	3,169	2,600	8,107	7,565
Total	$76,488	$71,754	$229,038	$217,495

Net Revenues by Solution Type
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Lending software solutions	$58,949	$52,414	$172,728	$153,249
Data verification software solutions	17,539	19,340	56,310	64,246
Total (1)	$76,488	$71,754	$229,038	$217,495
% Growth attributable to:
Lending software solutions	9%		9%
Data verification software	(3)%		(4)%
Total % growth	7%		6%

(1) % Revenue related to mortgage loan market:
Lending software solutions	12%	6%	12%	7%
Data verification software	57%	62%	60%	66%
Total % revenue related to mortgage loan market	22%	21%	24%	24%

Condensed Consolidated Statements of Cash Flows
(unaudited)
(in thousands)

	Nine Months Ended September 30,
	2023	2022
Cash flows from operating activities:
Net (loss) income	$(12,965)	$6,757
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	43,388	39,746
Provision for expected credit losses	627	—
Amortization of debt issuance costs	897	1,705
Share-based compensation expense	22,216	16,501
Loss on disposal of property and equipment	—	164
Deferred income taxes	(4,507)	5,193
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable	(1,726)	(6,964)
Prepaid expenses and other assets	(4,595)	(2,480)
Accounts payable	3,632	(450)
Accrued liabilities	(782)	(247)
Deferred revenue	9,301	7,472
Net cash provided by operating activities	55,486	67,235
Cash flows from investing activities:
Acquisition, net of cash acquired – Beanstalk Networks L.L.C.	326	—
Acquisition, net of cash and restricted cash acquired – StreetShares, Inc.	—	(23,138)
Return (payment) of escrow deposit	30,000	(30,000)
Funds payable in connection with former business combination	1,219	—
Capitalized software additions	(7,004)	(6,323)
Purchases of property and equipment	(347)	(889)
Net cash provided by (used in) investing activities	24,194	(60,350)
Cash flows from financing activities:
Repurchases of common stock	(35,660)	(262)
Proceeds from exercise of stock options	1,633	186
Proceeds from employee stock purchase plan	793	922
Taxes paid related to net share settlement of restricted stock units	(1,403)	(184)
Principal payments of debt	(3,263)	(2,175)
Payment of Regulation A+ investor note	—	(3,265)
Net cash used in financing activities	(37,900)	(4,778)
Net increase in cash and cash equivalents	41,780	2,107
Cash and cash equivalents, beginning of period	55,780	113,645
Cash and cash equivalents, end of period	$97,560	$115,752

Supplemental disclosures of cash flow information:
Cash paid for interest	$27,498	$14,852
Cash paid for income taxes	2,610	1,179
Non-cash investing and financing activities:
Shares withheld with respect to net settlement of restricted stock units	$1,403	$184
Purchase price allocation adjustment for BeanStalk Networks acquisition	757	—
Purchases of property and equipment included in accounts payable and accrued liabilities	611	2
Purchase price allocation adjustment related to income tax effects for StreetShares acquisition	245	—
Share-based compensation expense capitalized to software additions	219	255
Excise taxes payable included in repurchases of common stock	162	—
Vesting of restricted stock awards and restricted stock units	4	40
Regulation A+ investor note assumed in business combination	—	3,265
Initial recognition of operating lease liabilities	—	3,786
Initial recognition of operating lease right-of-use assets	—	3,096

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Operating income	$5,569	$4,524	$8,748	$28,018
Add: Share-based compensation expense	8,322	7,253	22,879	16,501
Add: Employer payroll taxes on employee stock transactions	150	182	598	329
Add: Restructuring related costs	—	—	3,621	—
Add: Sponsor and third-party acquisition related costs	—	163	—	2,549
Non-GAAP operating income	$14,041	$12,122	$35,846	$47,397
Operating margin	7%	6%	4%	13%
Non-GAAP operating margin	18%	17%	16%	22%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Net (loss) income	$(2,069)	$(2,894)	$(12,965)	$6,757
Add: Share-based compensation expense	8,322	7,253	22,879	16,501
Add: Employer payroll taxes on employee stock transactions	150	182	598	329
Add: Restructuring related costs	—	—	3,621	—
Add: Sponsor and third-party acquisition related costs	—	163	—	2,549
Add: Income tax effect on non-GAAP items	2,033	1,824	6,503	4,651
Non-GAAP net income	$8,436	$6,528	$20,636	$30,787
Non-GAAP basic net income per share	$0.10	$0.08	$0.26	$0.38
Non-GAAP diluted net income per share	$0.10	$0.08	$0.25	$0.37
Weighted average shares used to compute Non-GAAP basic net income per share	81,073,915	80,659,320	80,883,310	80,353,399
Weighted average shares used to compute Non-GAAP diluted net income per share	83,716,804	82,543,631	83,331,901	82,364,835
Net (loss) income margin	(3)%	(4)%	(6)%	3%
Non-GAAP net income margin	11%	9%	9%	14%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022

Net (loss) income	$(2,069)	$(2,894)	$(12,965)	$6,757
Interest expense	9,780	6,855	28,127	16,649
Taxes	(800)	890	(3,818)	5,318
Depreciation and amortization	14,433	13,370	43,388	39,746
Share-based compensation expense	8,322	7,253	22,879	16,501
Employer payroll taxes on employee stock transactions	150	182	598	329
Restructuring related costs	—	—	3,621	—
Sponsor and third-party acquisition related costs	—	163	—	2,549
Deferred revenue reduction from purchase accounting for acquisitions prior to 2022	19	60	58	179
Adjusted EBITDA	$29,835	$25,879	$81,888	$88,028
Net (loss) income margin	(3)%	(4)%	(6)%	3%
Adjusted EBITDA margin	39%	36%	36%	40%

Reconciliation from GAAP to Non-GAAP Results
(unaudited)
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Cost of revenue	$27,012	$27,815	$83,461	$79,579
Less: Share-based compensation expense	910	1,352	2,919	3,567
Less: Employer payroll taxes on employee stock transactions	26	67	135	121
Less: Amortization of developed technology	4,524	4,003	13,488	11,287
Non-GAAP cost of revenue	$21,552	$22,393	$66,919	$64,604
Cost of revenue as a % of revenue	35%	39%	36%	37%
Non-GAAP cost of revenue as a % of revenue	28%	31%	29%	30%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
General and administrative	$23,218	$21,423	$70,182	$60,416
Less: Share-based compensation expense	4,443	3,170	11,938	6,947
Less: Employer payroll taxes on employee stock transactions	59	42	217	74
Less: Depreciation expense	490	577	1,480	1,718
Less: Amortization of intangibles	9,419	8,790	28,420	26,741
Non-GAAP general & administrative	$8,807	$8,844	$28,127	$24,936
General and administrative as a % of revenue	30%	30%	31%	28%
Non-GAAP general and administrative as a % of revenue	12%	12%	12%	11%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Research and development	$11,248	$11,518	$36,814	$30,414
Less: Share-based compensation expense	1,709	2,092	5,368	4,457
Less: Employer payroll taxes on employee stock transactions	38	56	163	97
Non-GAAP research and development	$9,501	$9,370	$31,283	$25,860
Research and development as a % of revenue	15%	16%	16%	14%
Non-GAAP research and development as a % of revenue	12%	13%	14%	12%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Sales and marketing	$9,441	$6,311	$26,212	$16,519
Less: Share-based compensation expense	1,260	639	2,654	1,530
Less: Employer payroll taxes on employee stock transactions	27	17	83	37
Non-GAAP sales and marketing	$8,154	$5,655	$23,475	$14,952
Sales and marketing as a % of revenue	12%	9%	11%	8%
Non-GAAP sales and marketing as a % of revenue	11%	8%	10%	7%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Net cash provided by operating activities	$21,301	$19,565	$55,486	$67,235
Less: Capitalized software	2,442	2,244	7,004	6,323
Less: Capital expenditures	42	409	347	889
Free cash flow	$18,817	$16,912	$48,135	$60,023